withZETA

Panna Sharma

CEO & President
Lantern Pharma Inc.

RADR®

Precision Medicine Platform




BILLIONS OF
DATA POINTS
THOUSANDS
OF MODELS
AUTOMATION
OF ALGORITHMS

Solving the most challenging problems...Using our AI for good.


AI

Rare cancers...complex, challenging, economically impossible, highly fractured.

1 out of 5 cancer diagnosis is a rare cancer and almost 30% of all annual cancer deaths.



Can we do this at hyper-scale?

- Faster
- Deeper
- Industrialized
- Democratized
- Always Available
- Fraction of Cost
- Highly Iterative


6 FDA
Orphan Drug Designations
4 FDA
Pediatric Rare Designations
2 FDA
Fast Track Designations
Leveraging AI & Precision Oncology
to expedite therapies for rare and underserved indications.
Accelerated Clinical Development & Patient Access
Lantern Pharma
Indications

Rare Cancers Are Rising Globally

A growing global health challenge with increasing incidence across diverse populations.


Increased Detection
& Awareness



Increased Detection & Awareness

…but therapies are not advancing fast enough

with ZETA

WORLD'S TOP MINDS


CLINICAL TRIALS
BIOLOGISTS
CMC & MANUFACTURING
PREDICTIONS
GENOMICS
DOSING & SAFETY
CHEMISTS
INSIGHTS
REASONING

CONSTANTLY LEARNING & MAKING CONNECTIONS...
...IMPROVING CURES & CREATING NEW THERAPIES.

This is a roadmap for the future of drug development.

Kishor Bhatia

Chief Scientific Officer
Lantern Pharma

Formerly of:

National Cancer Institute, Bethesda
Children's Cancer Center, Riyadh
Tata Memorial Cancer Center, Mumbai

A **never tested** compound (LP-184) was linked to an ultra-rare cancer (ATRT) by reasoning across 4 different databases with sparse datasets and was predicted to be ***highly brain penetrant***.

IS THIS REAL OR A *HALLUCINATION*?

ATRT – A Devastating Pediatric Cancer With Limited Therapeutic Options

Today

- FDA Orphan Drug Designation
- FDA Rare Pediatric Disease Designation
- Collaboration with Johns Hopkins
- Potential lifeline for children
- POETIC Trial upcoming


P
5 cm

BIOLOGY IS
MESSY




million of data points
Data-hungry
MACHINE LEARNING
REQUIRES
clean correlations
clear patterns

LP-184

an **investigational drug** targeting the **DNA** in cancer cells — causing double stranded breaks, and **destroying** the cancer cell.





How could a **machine** reason through sparse, disconnected information?

Why was LP-184 brilliant in solid tumors… but completely resisted in **blood cancers**?

POSITIVE CORRELATION

between **LP-184** and **PTGR1** expression levels


Pearson correlation (r)=0.88, p-value=8.4e-20
9
7
5
Blood
Bowel
Brain_CNS
Breast
Kidney
Lung
Ovary
Prostate
Skin

LP-184 was predicted by our original AI platform (RADR) to be dependent on **PTGR1 levels**...

Using RADR®, PTGR1 was Identified as a Biomarker that Predicts LP-184 Response



LP-184 Response
PTGR1 expression
R = 0.87, p < 2.2e-16

In Silico

Using RADR®, PTGR1 was Identified as a Biomarker that Predicts LP-184 Response



Pancreatic cancer cell line viability (fraction)
LP-184 test concentration [nM]
Panc03.27 sgPTGR1#2
Capan-1 sgPTGR1#2
Panc03.27 sgControl
Capan-1 sgControl

In Vitro

Using RADR®, PTGR1 was Identified as a Biomarker that Predicts LP-184 Response



Tumor volume in mm³
Days on study
Vehicle sgPTGR1
Vehicle sgControl
3 mg/kg i.p. LP-184 sgPTGR1
3 mg/kg i.p. LP-184 sgControl

In Vivo

...it was then validated by **BOTH in-vitro** and **in-vivo** studies at Fox Chase Cancer Center

RADR®

CRISPR GENE EDITING STUDIES:

- No PTGR1 = no LP-184 activity
- Tumor cell overexpress PTGR1
- Leads to LP-184 selectively killing **tumors**


RA
DR
Precision
Medicine
Platform

BUT…PARADOXICAL CORRELATION WITH PTGR1


Pan_compound_response (mda, NCI-60) vs. PTGR1 (xai, NCI-60)
Pearson correlation (r)=-0.55, p-value=7.9e-06
1.0
0.5
0.0
-0.5
(xai, NCI-60) vs. LP-184N (act, Lantern Pharma)
arson correlation (r)=0.88, p-value=8.4e-20
Blood
Bowel
Brain_CNS
Breast
Kidney
Lung
Ovary
Prostate
Skin
6
7

AI didn't just give an answer. It reasoned through complexity in ways that would take months or years of **lab work**

ATRT – A Devastating Pediatric Cancer With Limited Therapeutic Options

LP-184 crosses the **blood-brain barrier effectively**

ATRT is linked to mutations in a chromatin remodeling protein called **SMARCB1**

Loss of **SMARCB1** disrupts **DNA damage repair pathways**—exactly what LP-184 exploits.

ATRT tumors show low expression of multiple DNA repair genes, making them potentially **exquisitely sensitive**



LP-184 Lethal in tumors with deficiency of chromatin modeling proteins- SMARCB1- **Case for ATRT**

SMARCB1 (INI1) and **SMARCA4** are a component of the human SWI/SNF chromatin remodeling complex and found to be frequently mutated resulting loss of function in ATRTS and Rhabdoid tumors

We tested LP-184 sensitivity in 3 ATRT cell lines, and found **high LP-184 sensitivity**

Using the RADR® best predictive model, we also found nano-molar range of **predicted LP-184 sensitivity** in 3 independent ATRT patient dataset

Drug sensitivity (IC50) of LP-184 on ATRT cell lines

ATRT Line	Subtype	IC50 (nM)
CHLA-02	SHH	1776
CHLA-05	SHH	162
CHLA-06	TYR	37.4

LP-184 predicted IC50 on publicly available ATRT datasets

Study #	GEO ID	# of Samples	LP-184 IC50 range	IC50 median	IC50 mean
1	GSE28026	18	35nM - 1uM	117nM	248nM
2	GSE65132	9	79nM - 789nM	134nM	295nM
3	GSE70678	49	45nM - 563nM	113nM	155nM

CHLA06 subcutaneous cell line derived xenograft model (SMARCB1 deletion, MYC elevation)

Tumor Volumes for **CHLA-06**

Representative **Vehicle Control** terminal tumors



Vehicle
LP-184 (2mg/kg)
LP-184 (4mg/kg)
Tumor Volume mm3
2400
1800
1200
600
0
0
5
10
15
20
25
30
35
40
45
Days
Vehicle Control
LP-184 4mg/kg

What if we built an AI platform specifically for rare cancers?

Atypical Teratoid Rhabdoid Tumors (ATRT)

Malignant Rhabdoid Tumors ( )

What if we built an AI platform specifically for rare cancers?

Hepatoblastoma

Rhabdomyosarcoma (RMS)

Glioblastoma Multiforme

with ZETA

with ZETA

Co-Scientist... **A colleague.**

Hello, User

Which rare cancers have the greatest unmet medical needs?

Explorer

Clinical trials | Molecular profiling | Drug characterization | Literature review | Biomarker analysis

24-Billion parameter LLM

Generative Medicinal Chemistry Engine

- Designs medicinally valid molecules
- Several novel molecules for rare cancers in development **TODAY**


LLM

with ZETA

A.I. isn't replacing scientists. It's becoming the most powerful **colleague** we've ever had.

Reed Bender, MS
Senior Data Engineer
withZeta.ai Architect

withZETA

0

ZETA ARCHITECTURE


withZETA
Derived insights are added into conversation thread
User asks a question about a rare cancer therapy
Intelligence Engine
Amazon Lambda
Amazon Bedrock
Zeta Toolkit
Lambda
AI Modules
predictBBB
ether0
Recursive Research Loops
Zeta compiles a comprehensive response
Do I need more research?
Curated Databases
Rare Cancer Knowledge Base
Clinical Trials Database
Cancer Drug Database
Molecular Features Database
Document Library
Agentic function calling to Zeta's toolkit
PubMed
openFDA
OLS
ONTOLOGY SEARCH
RDKit
LanternPharma

RECURSIVE, AGENTIC RESEARCH


Initial State
- User's Question
- Mode-Specific System Prompt
- Available Tools
- Conversation History
- Existing Knowledge Graph
Internal Chain-of-Thought (CoT)
- What is the user asking?
- How many tools have I used?
- What do I need to learn?
Base Case Check
Do I need more research?
Tool Execution
- Asynchronous, serverless function call(s)
- Zeta compiles research
- Tool result(s) added to conversation context
Final Answer!
- Becomes initial state of next question
- The loop continues...

ZETA TOOLKIT

Zeta Toolkit

AI Modules

predictBBB

Advanced machine learning ensemble that predicts blood-brain barrier permeability for small molecules with 94.1% accuracy.

Uses 16 complementary ML models to evaluate molecular structures and provide CNS drug development insights for neurological therapeutics.

ether0

Advanced 24-billion parameter molecular design AI specialized for pharmaceutical research.

Generates novel drug compounds, optimizes molecular properties, and performs chemical modifications with high precision and reliability.

Curated Databases

Rare Cancer Knowledge Base

- 438 Rare Cancer types
- Unified Ontology
- Biomarkers
- Phenotypes
- Cell Lines
- Incidence / Prevalence



Molecular Features Database

- Chemical pharmacokinetics
- Molecular Descriptors
- 2D / 3D Molecular Embeddings
- Drug-Likeness



Cancer Drug Database

- FDA-approved oncology therapeutics
- Drug-target interactions
- Clinical efficacy data
- Resistance profiles
- Dosing regimens



Document Library

- 200k+ Full-text documents
- Full-text search with agentic RAG
- Metadata index for intelligent searching



Clinical Trials Database

- Study protocols & endpoints
- Enrollment criteria
- Trial locations & contacts
- Outcome measurements
- Recruitment status

ClinicalTrials.gov